Exhibit 99.2 Acquisition of Brunswick Bancorp December 20, 2022 1

Disclaimer Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, and can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “plan,” “seek,” “target,” “intend,” or “anticipate” or the negative thereof or comparable terminology. Forward-looking statements include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of various transactions and statements about the future performance, operations, products and services of Mid Penn Bancorp, Inc. (“Mid Penn”), Brunswick Bancorp (“Brunswick”) and our respective subsidiaries. These forward-looking statements are subject to various assumptions, risks, uncertainties and other factors. These risks are detailed in documents filed by Mid Penn with the Securities and Exchange Commission (“SEC”), including Mid Penn’s Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and other required filings. Because of the uncertainties, risks and the possibility of changes in these assumptions, actual results could differ materially from those expressed in any forward-looking statements. Investors are cautioned not to place undue reliance on these statements. Neither Mid Penn nor Brunswick assume any duty or obligation to update any forward- looking statements made in this presentation. Additional Information and Where to Find it The proposed transaction will be submitted to the shareholders of Brunswick and Mid Penn for their consideration and approval. In connection with the proposed transaction, Mid Penn will be filing with the SEC a registration statement on Form S-4 which will include a joint proxy statement/prospectus and other relevant documents to be distributed to the shareholders of Mid Penn and Brunswick. Investors are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Investors will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Mid Penn and Brunswick, free of charge from the SEC’s Internet Site (www.sec.gov), by contacting Mid Penn Bancorp, Inc., 349 Union Street, Millersburg, Pennsylvania 17061, attention: Investor Relations (telephone (717) 692-7105); or Brunswick Bancorp 439 Livingston Avenue, New Brunswick, New Jersey 08901, attention: David Gazerwitz, Chief Financial Officer or Nicholas Frungillo, Jr., President and CEO (telephone (732) 247-5800). INVESTORS SHOULD READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE TRANSACTION. This presentation does not constitute an offer to sell or an offer to buy any securities or a solicitation of any vote for approval of the transaction. Solicitation and Non-GAAP Financial Measures Mid Penn, Brunswick and their respective directors, executive officers, and certain other members of management and employees may be soliciting proxies from Mid Penn and Brunswick shareholders in favor of the transaction. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Mid Penn and Brunswick shareholders in connection with the proposed transaction will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find the information about Mid Penn’s executive officers and directors in it’s recent proxy statement filed with the SEC, which is available at the SEC’s Internet site (www.sec.gov). Free copies of these documents may be obtained as described above. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, GAAP measures. Reconciliation of certain non-GAAP financial measures to GAAP financial measures are provided in the appendix. Numbers in this presentation may not sum due to rounding. 2

Transaction Highlights

Data as of or for the quarter ended Sept. 30, 2022
$ in millions

	MID PENN BANCORP	BTB	Pro Forma Combined[1]
Total Assets	$4,334	$382	$4,716
Gross Loans	3,328	302	3,631
Total Deposits	3,730	280	4,009
TCE	378	43	421

Pro Forma Branch Footprint


MPB (43)
BRBW (5)

✓ **Provides Entrance into Highly Attractive & Strategically Important Central NJ Market**

- Natural extension to Mid Penn's Southeast Pennsylvania growth plan
- Mid Penn has strong familiarity with NJ-based commercial customers and this transaction will allow Mid Penn to further grow those relationships

✓ **Immediate Opportunities to:**

- Grow Brunswick's branches to market averages
- Leverage Mid Penn's technology investments, including bringing Treasury Management services to Brunswick's commercial customer base and the broader Central NJ market area
- Expand Brunswick's commercial lending relationships due to increased lending limit

✓ **Financially Compelling with Favorable Risk/Reward Dynamic**

- 8.5% GAAP EPS accretion
- Tangible book value dilution under 4%
- 2.7 year earn back period with conservative modeling assumptions
- 4.00% total loan mark modeled (credit + interest rate)
- 1.8 year earn back period excluding interest rate marks & AOCI impact

✓ **Low Integration Risk**

- 8% of Mid Penn's balance sheet as of September 30, 2022
- Acquisition is not expected to be disruptive to internal initiatives

Source: S&P Global Market Intelligence
Note: Financial data as of or for the period ending September 30, 2022.
(1) Excludes all purchase accounting and transaction related adjustments.

MID PENN BANCORP
3

Overview of Brunswick Bancorp Financial Highlights Pro Forma Combined Full Footprint $ in millions, data as of or for the quarter ended Sept 30, 2022 MPB (43) Headquarters: New Brunswick, NJ BRBW (5) Founded: 1902 # of Branches: 5 Balance Sheet + Capital: Total Assets: $382 (1) 11.3% TCE / TA : Gross Loans: 302 Total Deposits: 280 Loans / Deposits: 108% Pro Forma Southeastern PA & Central NJ Profitability: (2) $4 Net Income : Return on Avg. Assets: 0.99% Net Interest Margin: 3.82% (1) 62% Efficiency Ratio : Southeast PA + Central NJ: Asset Quality: $1.0 billion in deposits Nonaccrual Loans / Gross Loans: 0.42% LTM NCOs / Avg. Loans: 0.00% Reserves / Gross Loans: 1.00% Reserves / Nonaccrual Loans: 240% Source: S&P Global Market Intelligence, FDIC. Note: Financial data as of or for the period ending September 30, 2022; FDIC data as of 6/30/2022. (1) Non-GAAP financial measure. Please refer to the calculation for this measure on the slide titled “Non-GAAP Reconciliation” at the end of this presentation. 4 (2) Annualized.

Highly Complimentary to Mid Penn’s Growth Efforts in Southeastern, PA MPB’s M&A Expansion in Geography of Focus Highly Attractive Demographics (3) (3) Median Household Income, $ MPB First Priority Riverview BRBW $117,256 $107,986 $88,140 $69,636 MPB MPB BRBW Overall Central NJ (1) (2) Southeast PA Overall MPB Demonstrated Success in Growth Markets Significant Opportunity to Grow Brunswick Branches $ in millions, Deposits in Southeast Pennsylvania Growth markets $ in millions Philly MSA Lancaster MSA Reading MSA Middlesex County Monmouth County $350 $314 $235 $165 $279 $300 $129 $250 $149 $200 $95 $167 $139 $150 $50 $100 $47 $40 $50 BRBW County Excl. BRBW County Excl. $0 2019 2022 2019 2022 2019 2022 Overall Top 3 Overall Top 3 Philly MSA Lancaster MSA Reading MSA Source: S&P Global Market Intelligence, FDIC. Note: FDIC deposit data as of 6/30/2022. (1) Southeast Pennsylvania defined as Philadelphia, Berks, Lancaster, Bucks, Chester, Montgomery and Lehigh counties. 5 (2) Central New Jersey defined as Monmouth, Mercer, Middlesex, Hunterdon and Somerset counties. (3) First Priority branches include 3 branches closed post-acquisition; Riverview branches include 12 branches closed post-acquisition.

Significant Opportunity to Accelerate Brunswick Growth Trajectory

Brunswick Bancorp Balance Sheet Composition

Loans

- ✓ 18% 5 year CAGR (since 9/30/2017)
- ✓ 0.42% Nonaccrual Loans / Gross Loans



27.7%
3.2%
1.1%
10.9%
$302M
5.01% Yield
57.1%
1-4 Family
Multifamily
CRE
C&I
Consumer & Other

Deposits

- ✓ 12% 5 year CAGR (since 9/30/2017)
- ✓ 25% non-interest bearing deposits



30.5%
10.5%
$282M
0.45% Cost
28.0%
31.0%
Transaction
Savings & MMDA
Retail Time
Jumbo Time

Under MPB Ownership

Enhanced Legal Lending Limit[1]

- ✓ More wallet share from existing Brunswick clients
- ✓ Ability to target upper middle market clients in Brunswick markets



~9x
MID PENN BANCORP

Selected Added Capabilities

- ✓ Added breadth of product and services offering
- ✓ Deepen client penetration and wallet share capture
- ✓ Significant opportunity to grow commercial deposits with MPB Treasury management products



Treasury Management
MID PENN BANCORP
+
Private Banking & Insurance
Trust & Wealth Management
Digital Capabilities

Source: S&P Global Market Intelligence
Note: Financial data as of or for the period ending September 30, 2022; Bank-level regulatory data used.
(1) Assumes that the lending limit is equal to 15% of total risk-based capital.

MID PENN BANCORP
6

Key Transaction Terms (1) • Aggregate deal value of $53.9 million • Outstanding stock options to be exchanged for cash Merger Consideration• Brunswick shareholders will own approximately 5% of Mid Penn shares on a pro forma basis (2) • Brunswick required to deliver minimum tangible equity between $43.6 to $44.5 million at closing • Transaction consideration comprised of 50% stock / 50% cash • Brunswick shareholders elect to receive 0.598 shares of Mid Penn stock or $18.00 in cash Consideration Mix ― Subject to proration such that 50% of transaction consideration paid in the form of Mid Penn stock • 1 board seat on Mid Penn Bancorp, Inc. Board of Directors Management & Governance • Significant retention of business development personnel expected • Approval by Mid Penn and Brunswick shareholders Required Approvals• Customary regulatory approvals • Second quarter of 2023 Target Closing Note: Financial data as of or for the period ending September 30, 2022; market data as of December 19, 2022 (1) Based on MPB spot price of $30.95 per share as of 12/19/2022 and the fixed exchange ratio of 0.598x and 2,840,974 BRBW shares outstanding plus the impact of 222,072 outstanding options with a weighted average exercise price of $8.97. 7 (2) Brunswick tangible equity at 9/30/2022 was $43.1 million; if tangible equity is below the required minimum, the consideration to Brunswick will be reduced on a dollar-for-dollar basis; further detail available in the definitive merger agreement.

Pro Forma Financial Impact

Pricing Metrics		MID PENN BANCORP / BTB	Regional Bank M&A Deal Median[4]
	Price / TBV	1.20x	1.28x
	Pay-to-Trade[1]	93%	93%
	Price / EPS[2]	12.3x	17.3x
	Price / EPS + Cost Saves[2,3]	7.6x	10.0x

Financial Impact		GAAP "Fully Loaded"	Cash Basis (Excluding Rate Marks)
	EPS Accretion	8.5%	7.2%
	TBV Acc / (Dil)	(3.8%)	(2.3%)
	TBV Earnback	2.7yrs	1.8yrs
	IRR	30% +	30% +
	Pro Forma TCE / TA	8.6%	8.6%

Key Transaction Assumptions

- 37.5% cost savings (80% realized in 2023 and 100% thereafter)
- $8.5 million pre-tax / $7.0 million after-tax one-time transaction expenses
- $5.3 million or 1.75% pre-tax gross credit mark on total loans
  - $3.2 million or 60% non-PCD credit mark, recorded as contra-loan discount (accreted over 4 years) and recorded as CECL Day One provision
  - $2.1 million or 40% PCD credit mark, recorded as ALLL
- $6.8 million (2.25%) of pre-tax interest rate mark-down on loan portfolio accreted over 4 years
- Net $4.7 million of other pre-tax interest rate and fair value purchase accounting marks (net positive)
- AOCI after-tax loss accreted through earnings over 6 years
- 2.0% estimated core deposit intangible (amortized over 10 years using SOYD methodology)

MID PENN BANCORP

Source: S&P Global Market Intelligence, Company Documents. Note: Transaction data as of deal announcement date.
(1) Pay-to-Trade multiple defined as transaction Price/TBV divided by Buyer P/TBV. (2) Price / LTM EPS for peers, Price / 2023E EPS for MPB/BRBW. (3) Cost savings of 37.5% of BRBW's noninterest expense. (4) Includes bank and thrift transactions since 1/1/2020 in the Mid Atlantic and Northeast where target total assets were between $200 - $600 million and where deal value was disclosed, excluding mergers of equals and excluding deals involving distressed sellers or specialty business models (The Bank of Princeton / Noah Bank, NMB Financial / Noah Bank, Newtek Business Services Crop / National Bank of New York City).

8

Demonstrated M&A Execution Track Record + Shareholder Value Creation Announcement Date 8/27/2014 3/29/2017 1/16/2018 6/30/2021 12/20/2022 Close Date 3/1/2015 1/8/2018 7/31/2018 11/30/2021 -- Assets Acquired ($M) $141 $263 $612 $1,215 $382 Deal Value ($M) $15 $59 $91 $125 $54 Price / TBV (x) 1.10x 1.31x 1.94x 1.21x 1.20x Key Impacts EPS Accretion -- -- 19% 25% 9% TBV Dilution -- -- (6.6%) (6.8%) (3.8%) TBV Earnback (yrs.) -- -- 2.8 2.3 2.7 Total Shareholder Return Since 2015 Demonstrated Ability to Grow TBV Tangible Book Value per Share CAGR including Cumulative Cash Dividends $100 invested in Mid Penn Bancorp, Inc. Stock (NASDAQ: MPB) as of Dec 31, 2015, and held through December 1, 2022 returned a cumulative 152%. (1) MPB $1 - $5 Billion Banks 180% MPB NASDAQ Regional Banking Index 160% 152% 10.3% 140% 9.9% 120% 100% 7.5% 80% 80% 5.3% 60% 40% 20% 0% (20%) 3 Year 5 Year Source: S&P Global Market Intelligence Note: Transaction data as of deal announcement date. Market data as of 12/19/2022. 9 (1) Includes nationwide, major exchange-traded, banks and thrifts with most recent quarter total assets between $1 - $5 billion, excluding merger targets and mutuals.

Transaction Summary Expansion to attractive, wealthy central New Jersey markets Financially compelling + low execution risk Meaningful upside to Brunswick growth and profitability through greater legal lending limit and broader product offerings Demonstrated track record of M&A execution + integration 10

Appendix 11

Pro Forma Loan & Deposit Composition Consumer Other Consumer Other 1-4 1-4 Family 1-4 4.4% 0.2% 4.3% Family 0.2% 27.7% Family C&I 18.4% 17.6% C&I Other 12.9% 14.0% 3.2% C&I Multifamily 1.1% Multifamily Multifamily 10.9% 5.7% 6.2% C&D C&D C&D 11.6% 5.5% $3.3B $3.6B $302M 12.2% CRE CRE CRE 51.6% 46.4% 46.0% MRQ Yield: 4.75% MRQ Yield: 5.01% MRQ Yield: 4.77% Retail Jumbo Time Jumbo Time Jumbo Time Retail Time 1.9% 2.5% 10.5% Time 10.2% 11.7% Transaction Transaction 51.4% 30.5% Transaction Retail 53.0% Time 31.0% $3.7B $282M $4.0B Savings & Savings & MMDA MMDA 34.5% 35.0% Savings & MMDA 28.0% MRQ Cost: 0.30% MRQ Cost: 0.45% MRQ Cost: 0.31% NIB: 23.5% NIB: 25.2% NIB: 23.6% Note: Loan and deposit composition data reflects bank level regulatory data as of 9/30/2022. Source: S&P Global Market Intelligence 12 Deposit Composition Loan Composition

Non-GAAP Reconciliation ($000s) As of September 30, 2022 Non-Interest Expense $ 2,382 Less: (Gain) Amortization of Intangibles & Goodwill Impairment 0 Efficiency Ratio Numerator $ 2 ,382 Net Interest Income $ 3 ,529 Non-Interest Income 308 Efficiency Ratio Denominator $ 3,837 Efficiency Ratio 62.08% As of September 30, 2022 Total Common Equity $ 43,103 Less: Total Intangible Assets 0 Tangible Common Equity $ 4 3,103 Total Assets $ 381,631 Less: Total Intangible Assets 0 Tangible Assets $ 3 81,631 Tangible Common Equity / Tangible Assets 11.29% Source: S&P Global Market Intelligence Note: Financial data as of or for the period ending September 30, 2022. 13